SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                               Date of Report
                               (Date of earliest
                               event reported):      August  6, 2002
                                                     ---------------

                                STEIN MART, INC.
             (Exact name of registrant as specified in its charter)


    Florida                       0-20052                         64-0466198
-------------------        ---------------------            --------------------
(State or other              (Commission File                    (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

               1200 Riverplace Blvd., Jacksonville, Florida 32207
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           (Address of principal executive offices including zip code)
                                 (904) 346-1500
                       ----------------------------------
                         (Registrant's telephone number)

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ITEM 9  REGULATION FD DISCLOSURE

     On August 6, 2002, Stein Mart's chief executive officer, John H. Williams, Jr., and principal financial officer, James G. Delfs, submitted their statements under oath in response to the order of the Securities and Exchange Commission (SEC File No. 4-460) pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. That order requires senior officers of 947 companies to file statements with the Commission regarding the accuracy of their companies' financial statements. Stein Mart's officers executed such statements in the exact form of Exhibit A to the order. Copies of the statements submitted by Stein Mart's officers are attached as Exhibit 99.1 and Exhibit 99.2.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STEIN MART, INC.
                                   (registrant)


August 6, 2002                     By:   /s/ James G. Delfs
                                   --------------------------------------------
                                   James G. Delfs
                                   Senior Vice President, Chief Financial
                                   Officer

                                  EXHIBIT INDEX

99.1 Statement Under Oath of Principal Executive Officer in response to the Securities and Exchange Commission's Order (SEC File No. 4-460) Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934

99.2 Statement Under Oath of Principal Financial Officer in response to the Securities and Exchange Commission's Order (SEC File No. 4-460) Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934